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                                   EXHIBIT 4.3

                   Certificate of Trust of ML Capital Trust I


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                                                                     EXHIBIT 4.3



                              CERTIFICATE OF TRUST

                                       OF

                               ML CAPITAL TRUST I


       This Certificate of Trust is being executed as of March 3, 1997 for the purpose of organizing a business trust pursuant to the Delaware Business Trust Act, 12 Del.C. Sections 3801 et seq. (the "Act").

       The undersigned hereby certifies as follows:

       1. Name. The name of the business trust is "ML Capital Trust I" (the "Trust").

       2. Delaware Trustee. The name and business address of the Delaware resident trustee of the Trust meeting the requirements of Section 3807 of the Act are as follows:

       The Bank of New York (Delaware)
       White Clay Center
       Route 273
       Newark, Delaware 19711.

       3. Effective Date. This Certificate of Trust shall be effective immediately upon filing in the Office of the Secretary of the State of Delaware.



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       IN WITNESS WHEREOF, the undersigned, being all the trustees of the Trust, have duly executed this Certificate of Trust as of the day and year first above written.



                                      THE BANK OF NEW YORK (DELAWARE),
                                       as Delaware Trustee

                                      By: /s/ Mary Jane Morrissey
                                      ---------------------------------------
                                      Name:  Mary Jane Morrissey
                                             Authorized Signatory


                                      ADMINISTRATIVE TRUSTEE

                                      By: /s/ Brian M. Hartline
                                      ---------------------------------------
                                      Name: Brian M. Hartline

                                      ADMINISTRATIVE TRUSTEE

                                      By: /s/ Dennis S. Marlo
                                      ---------------------------------------
                                      Name: Dennis S. Marlo

                                      ADMINISTRATIVE TRUSTEE

                                      By: /s/ William J. Glinski
                                      ---------------------------------------
                                      Name: William J. Glinski


                                      ML BANCORP, INC.,
                                      as Sponsor

                                      By: /s/ Brian M. Hartline
                                      ---------------------------------------
                                      Name: Brian M. Hartline
                                      Title: Executive Vice President
                                             and Chief Financial Officer


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